Filed pursuant to Rule 497(e)

File Nos. 811-22310; 333-182274

Supplement to the

Statement of Additional Information (“SAI”)

dated December 26, 2017, as previously supplemented, of the

ETFMG Alternative Harvest ETF (MJ)

(the “Fund”)

a series of ETF Managers Trust

September 14, 2018

Effective September 17, 2018, the section entitled “THE ADMINISTRATOR” on page 30 of the SAI is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Fund, and the Adviser have entered into an administration agreement (the “Administration Agreement”), under which the Adviser provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Adviser also serves as the shareholder servicing agent for the Fund whereby the Adviser provides certain shareholder services to the Fund. The principal business address of the Adviser is 30 Maple Street, 2nd Floor, Summit, NJ 07901.

The Administration Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Adviser is entitled to a fee based on the average daily net assets of the Fund and subject to a minimum annual fee. The fee under the Administration Agreement is paid out of the investment advisory fee paid to the Adviser by the Fund.

Effective September 17, 2018, the section entitled “THE CUSTODIAN” on page 30 of the SAI is deleted in its entirety and replaced with the following:

Wedbush Securities Inc. (the “Custodian”), a broker-dealer that is a member of a national securities exchange, as defined in the Exchange Act, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. The principal business address of the Custodian is 1000 Wilshire Blvd., Suite 900, Los Angeles, CA 90017,

Effective September 17, 2018, the section entitled “THE TRANSFER AGENT” on page 30 of the SAI is deleted in its entirety and replaced with the following:

Computershare Trust Company N.A. (the “Transfer Agent”), 250 Royall Street, Canton, MA 02021, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

Please retain this Supplement with your SAI for future reference.